                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Amendment No. 13 to the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Common Stock, par value $0.001 per share, and iStar Financial Inc. is being, and any and all further amendments to the Schedule 13D may be, filed on behalf of each of the undersigned.

         This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of November 9, 2001.          STARWOOD MEZZANINE INVESTORS, L.P.

                                       By:   Starwood Capital Group I, L.P.
                                       Its:  General Partner
                                       By:   BSS Capital Partners, L.P.
                                       Its:  General Partner
                                       By:   Sternlicht Holdings II, Inc.
                                       Its:  General Partner

                                       By:   /s/ Jerome C. Silvey
                                             -----------------------------------
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer

                                       STARWOOD MEZZANINE HOLDINGS, L.P.

                                       By:   Starwood Capital Group I, L.P.
                                       Its:  General Partner
                                       By:   BSS Capital Partners, L.P.
                                       Its:  General Partner
                                       By:   Sternlicht Holdings II, Inc.
                                       Its:  General Partner

                                       By:   /s/ Jerome C. Silvey
                                             -----------------------------------
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer


                                       STARWOOD CAPITAL GROUP I, L.P.

                                       By:   BSS Capital Partners, L.P.
                                       Its:  General Partner
                                       By:   Sternlicht Holdings II, Inc.
                                       Its:  General Partner

                                       By:   /s/ Jerome C. Silvey
                                             -----------------------------------
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer



                                                             PAGE 25 OF 27 PAGES
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                                       BSS CAPITAL PARTNERS, L.P.

                                       By:   Sternlicht Holdings II, Inc.
                                       Its:  General Partner

                                       By:   /s/ Jerome C. Silvey
                                             -----------------------------------
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer


                                       STERNLICHT HOLDINGS II, Inc.

                                       By:   /s/ Jerome C. Silvey
                                             -----------------------------------
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer


                                       SOFI-IV SMT HOLDINGS, L.L.C.

                                       By:   Starwood Opportunity Fund IV, L.P.
                                       Its:  Sole Member and Manager
                                       By:   SOFI IV Management, L.L.C.
                                       Its:  General Partner
                                       By:   Starwood Capital Group, L.L.C.
                                       Its:  General Manager

                                       By:   /s/ Jerome C. Silvey
                                             -----------------------------------
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer



                                                             PAGE 26 OF 27 PAGES
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                                       STARWOOD OPPORTUNITY FUND IV, L.P.

                                       By:   SOFI IV Management, L.L.C.
                                       Its:  General Partner
                                       By:   Starwood Capital Group, L.L.C.
                                       Its:  General Manager

                                       By:   /s/ Jerome C. Silvey
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer


                                       SOFI IV MANAGEMENT, L.L.C.

                                       By:   Starwood Capital Group, L.L.C.
                                       Its:  General Manager

                                       By:   /s/ Jerome C. Silvey
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer


                                       STARWOOD CAPITAL GROUP, L.L.C.

                                       By:   /s/ Jerome C. Silvey
                                       Name: Jerome C. Silvey
                                       Its:  Executive Vice President and Chief
                                             Financial Officer


                                       By:   /s/ Barry S. Sternlicht
                                       Name: Barry S. Sternlicht



                                                             PAGE 27 OF 27 PAGES